American Growth Fund, Inc.

Annual Report
Series One
For year ended
July 31, 2015

Series One Cover

Dear Shareholders:

I am pleased to deliver to you the American Growth Fund Series One Annual Report for the twelve months ending July 31, 2015.

Investment Strategy
We use a fundamental top down approach to manage your portfolio. First we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current economy. From that, our objective is to choose the best companies in those industries. Many of the stocks in your portfolio are household names that you will easily recognize.

Performance Overview
Your American Growth Fund Series One Class A Shares delivered you an 11.94% return since August 1, 2014 through close of business on July 31, 2015. The Dow Jones Industrial Average posted a gain of 6.80% since August 1, 2014 through close of business on July 31, 2015 while the S&P 500 posted a gain of 8.97% since August 1, 2014 through close of business on July 31, 2015. Additional data, including long term performance data, can be found on the back cover of this report. Past performance is no guarantee of future results.

Manager´s Discussion
The American economy continues to improve, evidenced by the gross domestic product (GDP) increase of 3.7% from the second quarter of 2015. This is according to the second estimate released by the Bureau of Economic Analysis1. "The increase in Real GDP in the second quarter reflected positive contributions from personal consumption expenditures (PCE), exports, state and local government spending, nonresidential fixed investment, residential fixed investment, and private inventory investment. Imports, which are a subtraction in the calculation of GDP increased. The acceleration in real GDP in the second quarter reflected an upturn in exports, an acceleration in OCE, a deceleration in imports, an upturn in state and local government spending, and an acceleration in nonresidential fixed investment that were partly offset by decelerations in private inventory investment, in federal government spending, and in residential fixed investment."1 Additionally, we have seen a decrease in unemployment to 5.1%2 in August of 2015 as compared to the August 2014 rate of 6.1%2. This is an improvement of 16%. The Federal Reserve Bank continues to keep policy in place that will stimulate the growth of the economy. As the economy continues to improve; the FED in the past has helped to control inflationary rates so that the US economy will continue its path of recovery. There are still challenges ahead which may dampen our growth rate:

* dollar value against the world currency
* price of oil and how it effects the world economy
* the upcoming elections
* the European economy
* the Chinese economy

1. http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2. http://data.bls.gov/timeseries/LNS14000000

Series One Page 2

As we look at these indicators of how our economy is doing, we are bullish that we have seen the worst. It is my hope that we will see continued growth in the gross domestic product in the upcoming months.
While there are still problems that need to be addressed and dealt with, we are confident that the economic issues that present themselves will be correctly managed by our government as well as those of other countries. We feel that problems in the global markets are being managed effectively; nevertheless, we are monitoring these areas closely. World economies, and how they are managed by the governments involved, will help to shape our economy in both the short and long term. I believe that the United States economy is not only recovering but may lead and outperform the overall world economy. There have been some short term corrections in the markets since the first of the year. From January 1, 2015 through the end of day July 31, 2015 the Dow Jones Industrial Average posted loss of (0.75)% while the S&P 500 posted gains of 2.18%. Also, adjustments in the overall economy yet to come may have market reaction. Accordingly, in the next 6 months, we may see the markets move to compensate for the world economic environment.
The position of your portfolio should take advantage of the current economic outlook as well as changes in our domestic policy. Of course this may be adjusted as economic trends emerge. The top three Industries that have attributed the most to the Fund are:

* Machinery Industry
* Diversified Company
* Entertainment

My staff and I are always available to discuss your account or answer any question you might have. Please call our toll free number, 800 525-2406 or, within Colorado, 303-626-0600.

American Growth Fund wishes you A Good Future!
Sincerely,
/s/Timothy E. Taggart
Timothy Taggart
President
American Growth Fund, Inc.

1. http://bea.gov/newsreleases/national/gdp/gdpnewsrelease.htm
2. http://data.bls.gov/timeseries/LNS14000000

Series One Page 3

How American Growth Fund, Inc. Series One
Has Its Shareholders´ Money Invested

STATEMENT OF INVESTMENTS
July 31, 2015

Description of Security	Shares	Market Value

COMMON STOCK

Machinery Industry 11.89%
Middleby Corp*	10,926	$1,340,620
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)
Flowserve Corp	11,868	557,677
(Makes, designs and markets fluid-handling equipment (pumps, valves and mechanical seals) for industries that use difficult-to-handle or corrosive fluids.)
		1,898,297
		Z
Diversified Company Industry 11.87%
Chemed Corp	7,502	1,113,747
(The nation´s leading provider of plumbing and drain services throughout North America.)
General Electric	25,586	667,795
(One of the largest & most diversified industrial companies.)
Honeywell Intl Inc.	1,080	113,454
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		1,894,996
		Z
Entertainment Industry 8.69%
Time Warner, Inc.	15,770	1,388,391
(A leading internet/media provider.)

*Non-income producing security
See accompanying notes to financial statements.
Series One Page 4

How American Growth Fund, Inc. Series One
Has Its Shareholders´ Money Invested

STATEMENT OF INVESTMENTS
July 31, 2015

Description of Security	Shares	Market Value

COMMON STOCK (continued)

Cable TV Industry 8.53%
Time Warner Cable	7,170	$1,362,372
(The second largest cable operator in the U.S.)

Pharmacy Services 8.24%
Walgreens Co.	13,623	1,316,390
(The nation´s second largest drug retail chain and distributor.)

Biotechnology Industry 6.55%
Amgen Inc.	5,924	1,046,119
(Utilizes biotechnology to develop human pharmaceutical products.)

Computer Software and Services Industry 6.48%
Fair, Isaac & Co.	11,420	1,035,680
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Insurance (Life) 4.78%
Lincoln National Corporation Co.	13,562	763,812
(Through its subsidiaries, engages in multiple insurance and retirement businesses in the United States.)

Semiconductor Capital Equipment 4.42%
Teradyne, Inc.	36,632	705,532
(The world´s largest producer of automated test equipment for semiconductors.)

*Non-income producing security
See accompanying notes to financial statements.
Series One Page 5

How American Growth Fund, Inc. Series One
Has Its Shareholders´ Money Invested

STATEMENT OF INVESTMENTS
July 31, 2015

Description of Security	Shares	Market Value

COMMON STOCK (continued)

Computer & Peripherals Industry 4.29%
Cisco Systems	24,135	$685,917
(The leading supplier of high-performance inter-networking products.)

Railroad 3.94%
Kansas City Southern	6,339	628,765
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

Insurance Industry 3.66%
AXA ADS	22,214	584,450
(The holding company of an international group of insurance and related financial services.)

Oilfield Services & Equipment 3.13%
Schlumberger	4,291	355,381
(Provides a range of oilfield services and equipment to the oil and gas companies primarily in the United States.)
RPC, Inc.	11,727	144,242
(Provides a range of oilfield services and equipment to the oil and gas companies primarily in the United States.)
		499,623
		Z
Semiconductor Industry 2.69%
Intel Corp.	14,846	429,792
(A leading manufacturer of integrated circuits.)

*Non-income producing security
See accompanying notes to financial statements.
Series One Page 6

How American Growth Fund, Inc. Series One
Has Its Shareholders´ Money Invested

STATEMENT OF INVESTMENTS
July 31, 2015

Description of Security	Shares	Market Value

COMMON STOCK (continued)

Environmental Industry 2.43%
Waste Management	7,596	$388,383
(The largest solid-waste disposal company in North America.)

Drug 2.36%
Bristol-Myers Squibb Company	4,593	301,485
(Engages in discovering, developing and delivering medicines that help patients prevail over serious diseases.)
Johnson & Johnson	750	75,158
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)
		376,643
		Z
Retail Store 1.98%
Dollar Tree, Inc.*	4,047	315,787
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)

Telecom. Equipment 1.06%
Neustar Inc.*	5,487	169,384
(Provides technology and directory services to its communications service provider (carrier) and non-carrier, commercial business customers primarily in North America, Europe, and the Middle East.)

Financial Services Industry 0.69%
Capital One Financial	1,348	109,592
(Is one of the largest providers of MasterCard and Visa credit cards in the U.S. and offers other consumer lending and deposit services.)

*Non-income producing security
See accompanying notes to financial statements.
Series One Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders´ Money Invested

STATEMENT OF INVESTMENTS
July 31, 2015

Description of Security	Shares	Market Value

COMMON STOCK (continued)

Homebuilding Industry 0.52%
Pultegroup, Inc.	3,986	$82,590
(One of the nation´s largest homebuilder. The company builds single-family homes and develops residential subdivisions.)

Asset Management 0.44%
Apollo Global Management	3,400	$69,938
(Operates as an alternative asset management company. It raises, invests & manages private equity, credit & real estate funds as well as strategic investment accounts, on behalf of its clients.)

Metals & Minerals 0.40%
BHP Billiton LTD ADR	1,650	63,310
(Engaged in the producing commodities, including iron ore, metallurgical and energy coal, conventional and unconventional oil and gas, copper, aluminum, manganese, uranium, nickel and silver)

Farm & Construction Machinery 0.39%
Caterpillar Inc	800	62,904
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)

Magazine 0.27%
Time Inc.	1,966	43,881
(Time Inc. publishes magazines in the United States, the United Kingdom, and internationally. It publishes 23 magazines under People, Sports Illustrated, InStyle, Time, Real Simple, Southern Living, Entertainment Weekly, and Fortune names in the United States, as well as 70 magazines internationally.)

*Non-income producing security
See accompanying notes to financial statements.
Series One Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders´ Money Invested

STATEMENT OF INVESTMENTS
July 31, 2015

Description of Security	Shares	Market Value

COMMON STOCK (continued)

Total Common Stocks (cost $7,875,168) - 99.70%	15,922,548
Z
Total Investments, at Market Value (cost $7,875,168)	99.70%	15,922,548
Other Assets, Less Liabilities	0.30%	47,298
Net Assets	100.00%	15,969,846
	Z	Z

*Non-income producing security
See accompanying notes to financial statements.
Series One Page 9

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF ASSETS AND LIABILITIES, JULY 31, 2015

ASSETS:
Investments, at market value (cost $7,875,168)	$ 15,922,548
Cash	63,361
Receivables:
Shares of beneficial interest sold	7,764
Dividends and interest	5,065
Total assets	15,998,738
LIABILITIES:
Payable for capital stock redeemed	3,200
12b-1 fees	12,273
Management fee	13,419
Total liabilities	28,892
NET ASSETS	$ 15,969,846
COMPOSITION OF NET ASSETS:
Paid-in capital	$ 24,198,491
Accumulated net realized loss from investment transactions	(16,276,025)
Net unrealized appreciation of investments	8,047,380
Net assets	$ 15,969,846
NET ASSET VALUE PER SHARE:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,468,610 and 1,437,159 shares of beneficial interest outstanding)	$ 4.50
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 4.77
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets of $158,695 and 40,512 shares of beneficial interest outstanding)	$ 3.92
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,753,030 and 706,300 shares of beneficial interest outstanding)	$ 3.90
Class D Shares:
Net asset value and redemption price per share (based on net assets of $6,589,511 and 1,389,126 shares of beneficial interest outstanding)	$ 4.74
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 5.03

See accompanying notes to financial statements.
Series One Page 10

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENT OF OPERATIONS FOR THE YEAR ENDED July 31, 2015

INVESTMENT INCOME:
Dividends (Net of $3,609 foreign withholding tax)	$ 255,438
Interest	9
Total investment income	255,447
Z
EXPENSES:
Investment advisory fees (Note 4)	153,768
Administration expenses (Note 4)	188,708
Transfer agent, shareholder servicing and data processing fees (Note 4)	85,311
Accounting Fees (Note 4)	56,642
Rent expense (Note 4)	96,422
Custodian fees	11,728
Professional fees	72,677
Registration and filing fees (Note 1):	39,401
Shareholder reports	14,591
Distribution and service fees (note 4):
Class A	18,163
Class B	1,815
Class C	26,318
Directors fees (Note 4)	17,499
Other expenses	34,753
Total expenses	817,796
Net Investment Loss	(562,349)
Z
REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments	699,226
Net change in unrealized appreciation on investments	1,598,256
Net gain on investments	2,297,482
Net increase in net assets resulting from operations	$ 1,735,133
Z

See accompanying notes to financial statements.
Series One Page 11

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:	Z	Z
Net investment loss	$ (562,349)	$ (489,336)
Net realized gain on investments	699,226	1,371,609
Net change in unrealized appreciation on investments	1,598,256	1,057,588
Net increase in net assets resulting from operations	1,735,133	1,939,861
BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets resulting from beneficial interest transactions (Note 2):
Class A	(32,378)	(863,789)
Class B	(76,499)	(178,369)
Class C	14,641	9,865
Class D	(628,684)	(520,316)
Net change in net assets derived from beneficial interest transactions	(722,920)	(1,552,609)
Total increase	1,012,213	387,251
Net Assets - Beginning of year	14,957,633	14,570,381
Net Assets - End of year	$ 15,969,846	$ 14,957,633
	Z	Z

See accompanying notes to financial statements.
Series One Page 12

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
	Class A Year Ended July 31,
	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.02	$3.53	$2.76	$2.62	$2.55
Income (loss) from investment operations:
Net investment loss4	(0.16)	(0.13)	(0.10)	(0.08)	(0.12)
Net realized and unrealized gain (loss)	0.64	0.62	0.87	0.22	0.19
Total income (loss) from investment operations	0.48	0.49	0.77	0.14	0.07
Net Asset Value, End of Period	$4.50	$4.02	$3.53	$2.76	$2.62
Total Return at Net Asset Value1	11.9%	13.9%	27.9%	5.3%	2.8%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,469	$5,814	$5,921	$4,579	$4,517
Ratio to average net assets:
Net investment loss	(3.64)%	(3.32)%	(3.12)%	(3.11)%	(4.03)%
Expenses	5.30%	4.96%	4.68%	4.92%	4.99%
Portfolio Turnover Rate2	2%	8%	0%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2015, aggregated $299,304 and $1,538,863, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.
Series One Page 13

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
	Class B Year Ended July 31,
	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.53	$3.11	$2.46	$2.34	$2.29
Income (loss) from investment operations:
Net investment loss 4	(0.17)	(0.14)	(0.10)	(0.12)	(0.15)
Net realized and unrealized gain (loss)	0.56	0.56	0.75	0.24	0.20
Total income (loss) from investment operations	0.39	0.42	0.65	0.12	0.05
Net Asset Value, End of Period	$3.92	$3.53	$3.11	$2.46	$2.34
Total Return at Net Asset Value1	11.0%	13.5%	26.4%	5.1%	2.2%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$159	$216	$356	$620	$969
Ratio to average net assets:
Net investment loss	(4.34)%	(4.05)%	(3.82)%	(3.87)%	(4.75)%
Expenses	6.01%	5.69%	5.38%	5.67%	5.71%
Portfolio Turnover Rate2	2%	8%	0%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2015, aggregated $299,304 and $1,538,863, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.
Series One Page 14

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
	Class C Year Ended July 31,
	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.51	$3.10	$2.44	$2.33	$2.28
Income (loss) from investment operations:
Net investment loss 4	(0.17)	(0.14)	(0.10)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	0.56	0.55	0.76	0.21	0.17
Total income (loss) from investment operations	0.39	0.41	0.66	0.11	0.05
Net Asset Value, End of Period	$3.90	$3.51	$3.10	$2.44	$2.33
Total Return at Net Asset Value1	11.1%	13.2%	27.1%	4.7%	2.2%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,753	$2,460	$2,162	$2,068	$2,472
Ratio to average net assets:
Net investment loss	(4.34)%	(4.02)%	(3.82)%	(3.83)%	(4.69)%
Expenses	6.00%	5.66%	5.38%	5.63%	5.68%
Portfolio Turnover Rate2	2%	8%	0%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2015, aggregated $299,304 and $1,538,863, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.
Series One Page 15

Financial Statements

AMERICAN GROWTH FUND, INC. SERIES ONE
	Class D Year Ended July 31,
	2015	2014	2013	2012	2011
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$4.23	$3.69	$2.88	$2.72	$2.64
Income (loss) from investment operations:
Net investment loss 4	(0.20)	(0.17)	(0.09)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	0.71	0.71	0.90	0.24	0.19
Total income (loss) from investment operations	0.51	0.54	0.81	0.16	0.08
Net Asset Value, End of Period	$4.74	$4.23	$3.69	$2.88	$2.72
Total Return at Net Asset Value1	12.1%	14.6%	28.1%	5.9%	3.0%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,590	$6,468	$6,132	$6,455	$6,798
Ratio to average net assets:
Net investment loss	(3.34)%	(3.02)%	(2.82)%	(2.84)%	(3.73)%
Expenses	5.00%	4.65%	4.38%	4.63%	4.69%
Portfolio Turnover Rate2	2%	8%	0%3	8%	140%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.
2. The lesser of purchases and sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) for the year ended July 31, 2015, aggregated $299,304 and $1,538,863, respectively.
3. Amount less than 0.5%.
4. Per share amounts have been calculated using the Average Shares Method.

See accompanying notes to financial statements.
Series One Page 16

Notes to Financial Statements
American Growth Fund, Inc. Series One

1. Summary of Significant Accounting Policies
American Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund´s primary investment objective is to seek capital appreciation. The Fund´s investment advisor is Investment Research Corporation (IRC). The Fund offers Class A, Class B, Class C and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares seven years after date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2015, the Fund decreased its net investment loss by $562,349 , decreased accumulated net realized loss by $617,552, and decreased paid-in capital by $1,179,901.
Investment Valuation - Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.
Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Income Taxes - No provision for federal income or excise taxes has been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund´s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2014), or expected to be taken in the Fund´s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Series One Page 17

Notes to Financial Statements
American Growth Fund, Inc. Series One

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis which is the same basis used for federal income tax purposes.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Securities Valuations - As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund´s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used, as of July 31, 2015, in valuing the Fund´s assets carried at fair value:
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 15,922,548	0	0	$ 15,922,548
The industry classifications of Level 1 investments are included in the Statement of Investments.
There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2015.
Transfers between levels are recognized at the end of the reporting period.

Series One Page 18

Notes to Financial Statements
American Growth Fund, Inc. Series One

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A:	Z	Z	Z	Z
Sold	237,889	$ 1,012,459	192,765	$ 745,991)
Dividends and distributions reinvested	-	-	-	-
Redeemed	(245,477)	(1,044,837)	(427,003)	(1,609,780)
Net increase (decrease)	(7,588)	$ (32,378)	(234,238)	$ (863,789)
Class B:	Z	Z	Z	Z
Sold	3,756	$ 13,968	1,921	$ 6,449
Dividends and distributions reinvested	-	-	-	-
Redeemed	(24,548)	(90,467)	(54,800)	(184,818)
Net decrease	(20,792)	$ (76,499)	(52,879)	$ (178,369)
Class C:	Z	Z	Z	Z
Sold	100,767	$ 372,993	85,928	$ 288,139
Dividends and distributions reinvested	-	-	-	-
Redeemed	(95,563)	(358,352)	(83,267)	(278,274)
Net decrease	5,204	$ 14,641	2,661	$ 9,865
Class D:	Z	Z	Z	Z
Sold	1,166	$ 5,241	3,743	$ 14,879
Dividends and distributions reinvested	-	-	-	-
Redeemed	(141,763)	(633,925)	(134,288)	(535,195)
Net decrease	(140,597)	$ (628,684)	(130,545)	$ (520,316)
Z	Z	Z	Z	Z

3. Realized and Unrealized Gains and Losses on Investments
The identified tax cost basis of investments at July 31, 2015 was $8,668,901. Net unrealized appreciation on investments of $7,253,647, based on identified tax cost as of July 31, 2015, was comprised of gross appreciation of $7,313,535 and gross depreciation of $(59,888).

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties
Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s average annual net assets and 0.75% such assets in excess of $30 million. The Fund pays its own operating expenses.
Class B and Class C shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets, respectively.

Series One Page 19

Notes to Financial Statements
American Growth Fund, Inc. Series One

For the year ended July 31, 2015 commissions and sales charges paid by investors on the purchase of Fund shares totaled $33,038 of which $169 was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Fund. Sales charges advanced to broker/dealers by WCB on sales of the Fund´s Class B and C shares totaled $2,935. For the year ended July 31, 2015, WCB received contingent deferred sales charges of $157 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by the Fund to WCB for brokerage commission on securities transactions.
Certain officers of the Fund are also officers of WCB and IRC. For the year ended July 31, 2015, the Fund paid directors´ fees and expenses of $17,499.
For the year ended July 31, 2015, under an agreement with IRC, the Fund was charged $188,708 for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund. In addition, the Fund was charged $96,422 by an affiliated company of IRC for the rental of office space.
Commonwealth Fund Accounting, Inc., an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund´s fund accountant and, in that capacity, performs daily pricing and various other accounting services for the Fund. Commonwealth Fund Services, Inc., also an indirect wholly-owned subsidiary of Commonwealth Shareholder Services, Inc., serves as the Fund´s transfer agent and dividend disbursing agent. For the year ended July 31, 2015, the Fund incurred $56,642 and $85,311 in accounting and transfer agent fees, respectively. A Director of the Fund serves as Treasurer and Director of Commonwealth Shareholder Services, Inc.
5. Federal Income Tax Matters
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
At July 31, 2015, the Fund had available for federal income tax purposes an unused capital loss carryover of $15,482,292, of which $3,656,587 expires 2016, $283,470 expires 2017, $6,557,816 expires in 2018, $3,267,445 expires 2019 and $1,716,974 of capital loss which does not expire and retains its original tax character of $147,917 of short-term capital loss and $1,569,057 of long-term capital loss.
The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.
Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund´s next taxable year.
As of July 31, 2015 the components of accumulated losses on a tax-basis were as follows:
Capital loss carry forward	(15,482,292)
Unrealized appreciation	7,253,647
(8,228,645)

6. Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Review of Affiliated Company´s Expenses - The Trust´s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expense are then presented to the Trust´s Board of Directors for review and approval at the next quarterly Board Meeting. For the year ended July 31, 2015 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $37,059, Investment Research Corporation $188,034, and AGF Properties, Inc. $156,189, for services they provided to the Trust and its shareholders. These payment resulted in these affiliated companies earning profits totaling World Capital Brokerage, Inc. $24,563, Investment Research Corporation $21,758, and AGF Properties, Inc. $52,297.

Series One Page 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of American Growth Fund, Inc. Series One

We have audited the accompanying statement of assets and liabilities of American Growth Fund, Inc. Series One (the "Fund"), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund´s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund´s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund´s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Growth Fund, Inc. Series One as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 28, 2015

Series One Page 21

Analysis of Expenses (unaudited)
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The tables below are based on an investment of $1,000 invested on August 1, 2014 and held for the twelve months ended July 31, 2015.

Actual expenses
This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the twelve months ended July 31, 2015

	Actual Total Return Without Sales Charges(1)	Beginning Account Value	Ending Account Value	Expenses Paid During The Year(2)
Class A	11.94%	$1,000.00	$1,059.85	$59.55
Class B	11.05%	$1,000.00	$1,043.64	$66.86
Class C	11.11%	$1,000.00	$1,044.22	$66.88
Class D	12.06%	$1,000.00	$1,064.35	$56.25
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or D shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B or C Shares.
(2) Expenses are equal to the annualized expense ratio of 5.32%, 6.02%, 6.02% and 5.02% for the Fund´s Class A, B, C, and D shares, respectively, multiplied by the average account value over the year.
Hypothetical example for comparison purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund´s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Series One Page 22

For the twelve months ended July 31, 2015

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid Expenses The Year(1)
Class A	5.00%	$1,000.00	$970.67	$54.54
Class B	5.00%	$1,000.00	$963.48	$61.73
Class C	5.00%	$1,000.00	$963.49	$61.71
Class D	5.00%	$1,000.00	$973.74	$51.46
(1) Expenses are annualized expense ratio of 5.32%, 6.02%, 6.02% and 5.02% for the Fund´s Class A, B, C, and D shares, respectively, multiplied by the average account value over the year.
Allocation of Portfolio Assets (unaudited)
(Calculated as a percentage of Net Assets)

July 31, 2015

Sector Breakdown
Machinery Industry	11.89%
Diversified Company Industry	11.87%
Entertainment Industry	8.69%
Cable TV Industry	8.53%
Pharmacy Services	8.24%
Biotechnology Industry	6.55%
Computer Software and Services Industry	6.48%
Insurance Industry (Life)	4.78%
Semiconductor Capital Equipment	4.42%
Computer & Peripherals Industry	4.29%
Railroad	3.94%
Insurance Industry	3.66%
Oilfield Services/Equipment	3.13%
Semiconductor Industry	2.69%
Environmental Industry	2.43%
Drug	2.36%
Retail Store	1.98%
Telecom. Equipment	1.06%
Financial Services Industry	0.69%
Homebuilding Industry	0.52%
Asset Management Industry	0.44%
Metals & Minerals Industry	0.40%
Farm & Construction Machinery Industry	0.39%
Magazine Industry	0.27%
Investments - Common Stocks	99.70%
Cash and Receivables, less Liabilities	0.30%
Total Net Assets	100.00%

Series One Page 23

NOTICE TO SHAREHOLDERS at July 31, 2015 (Unaudited)
How to Obtain a Copy of the Fund´s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-525-2406 or on the SEC´s website at http://www.sec.gov.

How to Obtain a Copy of the Fund´s Proxy Voting Records for the 12-Month Period
Ended June 30, 2015

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund´s proxy voting records on the SEC´s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund´s Form N-Q is available on the SEC´s website at http://www.sec.gov. The Fund´s Form N-Q may be reviewed and copied at the SEC´s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund´s Form N-Q is also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
The day-to-day operations of the Fund are managed by its officers subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:
Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation

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John Pasco III, 8730 Stony Point Parkway, Suite 205, Richmond, VA DOB: April 10, 1945	Director	Since December 2006	Mr. Pasco is Treasurer of Commonwealth Shareholder Services, Inc., a mutual fund administrator; President of First Dominion Capital Corp., a Broker Dealer; President of Fund Services, Inc., a transfer and disbursing agent; President and Treasurer of Commonwealth Capital Management, Inc., a Registered Investment Adviser; President of Commonwealth Capital Management, LLC, a Registered Investment Advisor; President of Commonwealth Fund Accounting, Inc.; and President and Director of The World Insurance Trust, a registered investment company.	2	Director of Commonwealth Shareholder Services, Inc., Director of First Dominion Capital Corp., Director of Fund Services, Inc., Director of Commonwealth Fund Accounting, Inc.

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Gerald Opalinski, 3465 Route 130 N, Harrison City, PA DOB: June 28, 1953	Director	Since August 2013	Owner of Opal Financial Services. See below for affiliation with Distributor.	2	Director of Manor Bank

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director and Audit Committee Chairman (financial expert)	Since September 1987	Certified Public Accountant	2	None
Harold Rosen, 1 Middle Road, Englewood, CO DOB: July 4, 1927	Director	Since December 1995	Owner of Bi-Rite Furniture Stores.	2	None
Dr. Brian Brody*, 6901 S. Pierce St. Suite #100M, Littleton, CO DOB: September 23, 1952	Director	Since June 2008	Doctor of Professional Psychology	2	None
Mark Bomber, 1011 S. Valentia Street #91, Denver, CO DOB: October 18, 1964	Director	Since August 2013	United Airlines Flight Officer	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None

Series One Page 26

Michael L. Gaughan, 115 Carlisle Pl., Dorchester, NJ DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart, John Pasco III and Gerald Opalinski are "interested persons" of the Fund as defined by the Investment Company Act of 1940 because of the following position which they hold.
Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
John Pasco III is the Treasurer and a Director of Commonwealth Shareholder Services, Inc., the Fund´s administrator. President and Director of Fund Services, Inc., the Fund´s transfer agent, and President and Director of Commonwealth Fund Accounting, Inc., the Fund´s accounting service agent.
Gerald Opalinski is a registered representative of World Capital Brokerage, Inc.
None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.
The Fund´s Statement of Additional Information includes additional information about the Fund´s trustees, and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on September 17, 2015, the board of trustees (the "Board") considered and approved the continuance of the investment advisory agreement (the "Advisory Agreement") with Investment Research Corp. (the "Advisor") pertaining to the American Growth Fund (the "Fund") for a period beginning September 17, 2015. Prior to the meeting, the Board had received detailed information from the Advisor regarding the Fund. This information formed the primary (but not exclusive) basis for the Board´s determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

Series One Page 27

1. The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor´s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to day activities of the Fund, including administration, marketing and compliance. The Board noted the ongoing Advisor´s commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor ´s compliance record, and the Advisor´s business continuity plan. The Board also considered the prior relationship between the Fund and the Advisor, as well as the Board´s knowledge of the Advisor´s operations. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.
2. The Fund´s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, in comparison to the Standard and Poors 500 and in comparison to its peers.
3. The costs of the services to be provided by the Advisor and the structure of the Advisor´s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board held a discussion and concluded that based on past performance and the Advisor´s commitment to the betterment of the Fund that the fees and expenses associated with the Advisor were acceptable.
It was also noted that the Fund´s advisory fees were at an acceptable level. The Board concluded that the advisory fees paid to the Advisor were fair and reasonable in light of comparative performance and expenses.
4. Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund´s expense ratio begins to show signs of reduction. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.
5. The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board considered the 12b-1 fees paid to the Advisor and to affiliates for the sale and distribution of shares and shareholder service fees paid to the advisor and underwriter as well as other fees paid to affiliates. After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board´s decision to approve the continuance of the Advisory Agreement. The Board based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund´s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Series One Page 28

HYPOTHETICAL PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Value Line Composite Index. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor´s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

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On 3/1/96, the Fund adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions. Performance quoted represents past performance. The investment return and principal value of an investment will fluctuate so that the investors shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. Period ending 07/31/2015. For current performance figures please call 1-800-525-2406.
	1 year	5 years annualized	10 years annualized
Class D without load	12.06%	12.42%	4.47%
Class D with load*	5.57%	11.10%	3.85%
Class A without load	11.94%	12.03%	4.14%
Class A with load*	5.39%	10.67%	3.53%
Class B without load	11.05%	11.35%	3.46%
Class C without load	11.11%	11.33%	3.44%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235
CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, 1818 Market St., Suite 2400, Philadelphia, PA 19103
LEGAL COUNSEL: Jones & Keller, 1999 Broadway, Suite 3150, Denver, CO 80202
UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS
Timothy E. Taggart President and Director
Eddie R. Bush Director
Harold Rosen Director
John Pasco III Director
Dr. Brian Brody Director
Mark Bomber Director
Gerald Opalinski Director
Darrell E. Bush Director
Patricia A. Blum Vice President
Michael L. Gaughan Chief Compliance Officer and Corporate Secretary

INVESTMENT ADVISORS
Investment Research Corporation
1636 Logan Street
Denver, CO 80203
OFFICERS AND DIRECTORS
Timothy E. Taggart President, Treasurer, and Director
Michael L. Gaughan Vice President, Secretary and Director
Patricia A. Blum Vice President

9/2015

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